                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2005
                                                 -------------------------------

                         Commission File Number: 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

                Delaware                                    22-3410353
    ---------------------------------                    -------------------
      (State or other jurisdiction                       (I.R.S. Employer
    of incorporation or organization)                    Identification No.)

                                240 Route 10 West
                           Whippany, New Jersey 07981
                                 (973) 887-5300
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Attached as Exhibit 99.1 is the balance sheet of Suburban Energy Services Group
LLC as of September 25, 2004 and related notes and report of independent auditors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99.1   Balance sheet of Suburban Energy Services Group LLC as of
                September 25, 2004 and related notes and report of
                independent auditors.

         99.2   Consent of Independent Accountants

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 6, 2005                         SUBURBAN PROPANE PARTNERS, L.P.

                                      By:        /s/ Michael A. Stivala
                                          -------------------------------------
                                          Name:  Michael A. Stivala
                                          Title: Controller and Chief
                                                 Accounting Officer

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